Exhibit 10.9.2

AMENDMENT NUMBER TWO
TO THE
BRIGHTHOUSE SERVICES, LLC AUXILIARY SAVINGS PLAN
The BRIGHTHOUSE SERVICES, LLC AUXILIARY SAVINGS PLAN (the “Plan”) is hereby amended, effective as of January 1, 2018, as follows:

Section 3.1(d) of the Plan is hereby amended by adding the following new subsection (iii) to read as follows:

“(iii) Company Matching Contributions, as set forth in subsection (b), are made to the Plan on behalf of each Participant that completes and submits a deferral election (that is not rejected) in a Plan Year under the Brighthouse Services, LLC Voluntary Deferred Compensation Plan or the Brighthouse Services, LLC Voluntary Deferred Compensation Plan (For Employees Located in California), in an amount equal to the amount of Company matching contributions that would have been made to the BSP Plan for such Plan Year had the Participant not completed and submitted such deferral election under one of such plans.”

IN WITNESS WHEREOF, this amendment has been executed by the Plan Administrator thereof, on this 28th day of December 2017.

Plan Administrator

/s/ Mark J. Davis
Mark J. Davis

Witness: /s/ Elyse Moore

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